UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2007

AMERICAN STANDARD COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On July 12, 2007, American Standard Companies Inc., a Delaware corporation (the “Company”), issued a press release announcing that its Board of Directors formally approved on July 11, 2007 the spin-off of its Vehicle Control Systems business through the distribution of 100% of the common stock of its WABCO Holdings Inc. subsidiary to stockholders of the Company. The distribution to the Company’s stockholders of record as of the close of business on July 19, 2007 is expected to occur after the close of business on July 31, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated as of July 12, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

By:	/s/ Brad M. Cerepak
Name:	Brad M. Cerepak
Title:	Vice President and Controller

DATE: July 12, 2007

3